First Quarter 2018

Supplemental

Plymouth Industrial REIT, Inc.
Table of Contents

Introduction
Management, Board of Directors & Investor Contacts	2
Executive Summary	3
Transaction Activity	4
Capitalization Analysis	5
Financial Information
Consolidated Balance Sheets (unaudited)	6
Consolidated Statements of Operations - GAAP (unaudited)	7
Same Store Net Operating Income (NOI)	8
NOI	9
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA)	10
Funds from Operations (FFO) & Adjusted Funds from Operations (AFFO)	11
Debt Overview	12
Operational & Portfolio Information
Property Overview - Square Feet & Occupancy	13
Market Summary	14
Leasing Activity	15
Lease Expiration Schedule	16
Appendix
Glossary	17

Forward looking statements: This supplemental package contains forward-looking statements within the meaning of the U.S. federal securities laws. We make statements in this supplemental package that are forward-looking statements, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. Our forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by our forward-looking statements are reasonable, we can give no assurance that our plans, intentions, expectations, strategies or prospects will be attained or achieved and you should not place undue reliance on these forward-looking statements. Furthermore, actual results may differ materially from those described in the forward-looking statements and may be affected by a variety of risks and factors. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us. Except as required by law, we are not obligated to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
Definitions and reconciliations: For definitions of certain terms used throughout this supplemental, including certain non-GAAP financial measures, see the Glossary on pages 17. For reconciliations of the non-GAAP financial measures to the most directly comparable GAAP measures, see pages 9-11.

1Q 2018 Supplemental

Plymouth Industrial REIT, Inc.
Management, Board of Directors & Investor Contacts

Corporate

260 Franklin Street, Suite 700
Boston, Massachusetts 02110
617.340.3814
www.plymouthreit.com

Executive and Senior Management

Jeffrey E. Witherell	Pendleton P. White, Jr.	Daniel C. Wright
Chief Executive Officer	President and Chief Investment	Executive Vice President
and Chairman	Officer	and Chief Financial Officer

Board of Directors

Martin Barber	Philip S. Cottone	Richard J. DeAgazio
Independent Director	Independent Director	Independent Director

David G. Gaw	Pendleton P. White, Jr.	Jeffery E. Witherell
Independent Director	President and Chief Investment	Chief Executive Officer
	Officer	and Chairman

Transfer Agent

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
212.509.4000

Investor Relations

Tripp Sullivan
SCR Partners
615.760.1104
Tsullivan@scr-ir.com

1Q 2018 Supplemental

Plymouth Industrial REIT, Inc.
Executive Summary

Company overview: Plymouth Industrial REIT, Inc. (NYSE American: PLYM) is a vertically integrated and self-managed real estate investment trust focused on the acquisition and operation of single and multi-tenant industrial properties located in secondary and select primary markets across the United States. The Company seeks to acquire properties that provide income and growth that enable the Company to leverage its real estate operating expertise to enhance shareholder value through active asset management, prudent property re-positioning and disciplined capital deployment.

Unaudited
		As of 03/31/18
Select Portfolio Statistics

Number of Properties		49
Square Footage		9,203,854
Occupancy		91.3%
Weighted Average Lease Term Remaining		3.1

Balance Sheet ($ in thousands)

Cash		$13,097
Gross Assets		$362,686
Total Debt		$253,125
Net Debt (Total Debt less Cash)		$240,028
Net Debt / Gross Assets		66.2%

	For the three months ended March 31,
Operating results ($ in thousands)	2018	2017

Total revenue	$11,879	$4,939
Net operating income	$6,977	$3,530

2018 Capital Activity ($ in thousands)

Increased secured line of credit agreement with KeyBank National	3/8/2018	$45,000

1Q 2018 Supplemental

Plymouth Industrial REIT, Inc.
Transaction Activity

Unaudited ($ in thousands) (at 3/31/2018)

Acquisitions
Location	Acquisition Date	# of Properties	Purchase Price (1)	Square Footage	Projected Initial Yield
Elgin, IL	12/22/2017	1	$ 4,050	75,000	9.7%
Atlanta. GA	12/21/2017	3	11,425	330,361	8.3%
Multiple	11/30/2017	15	99,750	3,027,987	8.1%
Memphis, TN	9/8/2017	1	3,700	131,904	8.6%
Memphis, TN	8/16/2017	1	7,825	235,000	10.5%
Columbus, OH	8/16/2017	1	3,700	121,440	9.0%
Indianapolis, IN	8/11/2017	2	16,875	606,871	8.5%
Southbend, IN	7/20/2017	5	26,000	667,000	8.5%

Total - Acquisitions		29	$ 173,325	5,195,563

Subsequent Acquisitions
Location	Acquisition Date	# of Properties	Purchase Price (1)	Square Footage	Projected Initial Yield
Elgin/Arlington Heights, IL	4/9/2018	2	$ 15,675	269,999	8.0%

(1) Represents total consideration paid rather than GAAP cost basis.

1Q 2018 Supplemental

Plymouth Industrial REIT, Inc.
Capitalization Analysis

Unaudited (in thousands except for per-share data and percentages)

	Three Months Ended
	3/31/2018	12/31/2017	9/30/2017	6/30/2017

Common Stock Data

Weighted-Average Shares Outstanding - Basic	3,647	3,656	3,636	923
Weighted-Average Shares Outstanding - Diluted	3,647	3,656	3,636	923
High Closing Price	$ 18.52	$ 18.98	$ 19.00	$ 18.75
Low Closing Price	$ 16.25	$ 17.22	$ 16.50	$ 17.70
Average Closing Price	$ 17.46	$ 18.15	$ 17.90	$ 18.19
Closing Price (as of period end)	$ 17.18	$ 18.48	$ 18.21	$ 18.75
Dividends / Share (annualized) (1)	$ 1.50	$ 1.50	$ 1.50	$ 1.50
Dividend Yield (annualized) (2)	8.7%	8.1%	8.2%	8.0%
Common Shares Outstanding (2)	3,556	3,819	3,813	3,653
Market Value of Common Shares (2)	$ 61,092	$ 70,579	$ 69,433	$ 68,492
Total Market Capitalization (2) (3)	$ 314,217	$ 321,704	$ 243,258	$ 218,492

Equity Research Coverage (4)

D.A. Davidson & Co.	National Securities Corporation
Barry Oxford	John Benda
646.885.5423	212.417.8127

Investor Conference Call and Webcast:
The Company will hold a conference call and live audio webcast, both open for the general public to hear, on May 4, 2018 at 10:00 a.m. Eastern Time. The number to call for this interactive teleconference is (412) 717-9587. A replay of the call will be available through May 11, 2018 by dialing (412) 317-0088 and entering the replay access code, 10119714.

(1) Based on annualized dividend declared for the quarter.
(2) Based on closing price and ending shares for the last trading day of the quarter.
(3) Market value of shares plus debt as of quarter end.
(4) The analysts listed provide research coverage on the Company. Any opinions, estimates or forecasts regarding the Company's performance made by these analysts are theirs alone and do not represent opinions, estimates or forecasts by the Company or its management. The Company does not by reference above imply its endorsement of or concurrence with such information, conclusions or recommendations.

1Q 2018 Supplemental

Plymouth Industrial REIT, Inc.
Consolidated Balance Sheets (unaudited)

(in thousands)

	3/31/2018	12/31/2017 (1)	9/30/2017	6/30/2017
Assets:
Real estate properties:
Land	$ 59,799	$ 59,797	$ 25,069	$ 18,117
Building and improvements	244,428	243,605	165,066	121,209
Less accumulated depreciation	(28,828)	(25,013)	(22,094)	(19,816)

Total real estate properties, net	$ 275,399	$ 278,389	$ 168,041	$ 119,510

Cash and cash equivalents	13,097	19,163	10,818	32,889
Deferred lease intangibles, net	25,297	27,619	16,446	8,680
Other assets	5,284	4,782	2,286	2,733

Total assets	$ 319,077	$ 329,953	$ 197,591	$ 163,812

Liabilities:
Debt, net	$ 247,753	$ 245,632	$ 169,196	$ 145,721
Deferred interest	1,575	1,357	765	200
Accounts payable, accrued expenses and other liabilities	15,174	16,015	7,476	5,363
Deferred lease intangibles, net	6,261	6,807	1,911	1,150

Total liabilities	$ 270,763	$ 269,811	$ 179,348	$ 152,434

Preferred Stock - Series A	$ 48,878	$ 48,931	$ -	$ -

Equity:
Common stock	$ 36	$ 39	$ 39	$ 37
Additional paid in capital	116,183	123,270	125,231	123,448
Accumulated deficit	(123,277)	(119,213)	(114,789)	(112,107)
Total Plymouth Industrial REIT, Inc. stockholders' equity	(7,058)	4,096	10,481	11,378
Noncontrolling interest	6,494	7,115	7,762	-

Total equity	$ (564)	$ 11,211	$ 18,243	$ 11,378

Total liabilities, Series A preferred stock and equity	$ 319,077	$ 329,953	$ 197,591	$ 163,812

(1) Audited consolidated financial statements and notes for the year ended December 31, 2017 is available within our 2017 Annual Report on Form 10-K.

1Q 2018 Supplemental

Plymouth Industrial REIT, Inc.
Consolidated Statements of Operations - GAAP (unaudited)

(in thousands, except per-share amounts)

	Three Months Ended
	3/31/2018	12/31/2017	9/30/2017	6/30/2017
Revenues:
Rental income	$ 8,483	$ 6,379	$ 4,699	$ 3,650
Tenant recoveries	2,946	2,031	1,743	1,376
Other revenue	450	1	1	1

Total revenues	$ 11,879	$ 8,411	$ 6,443	$ 5,027

Operating expenses:
Property related	4,452	3,122	2,159	1,517
Depreciation and amortization	6,542	4,943	3,499	2,785
General and administrative	1,373	2,031	1,224	1,209
Acquisition related	-	17	4	82

Total operating expenses	$ 12,367	$ 10,113	$ 6,886	$ 5,593

Operating income	$ (488)	$ (1,702)	$ (443)	$ (566)

Other income (expense):
Gain on disposition of equity investment	-	8	223	-
Interest expense	(3,985)	(3,219)	(2,619)	(2,802)

Total other income (expense)	$ (3,985)	$ (3,211)	$ (2,396)	$ (2,802)

Net loss	$ (4,473)	$ (4,913)	$ (2,839)	$ (3,368)

Less: Net income attributable to noncontrolling interest	(463)	(489)	(157)	(2,209)

Net loss attributable to Plymouth Industrial REIT, Inc.	$ (4,010)	$ (4,424)	$ (2,682)	$ (1,159)

Less: Series A preferred stock dividends (2)	956	723	-	-
Less: Amount allocated to participating securities	61	128	-	-

Net income (loss) attributable to common stockholders	$ (5,027)	$ (5,275)	$ (2,682)	$ (1,159)

Net income (loss) attributable to common stockholders per share - basic and diluted	$ (1.38)	$ (1.44)	$ (0.74)	$ (1.26)

Weighted-average shares outstanding - basic	3,647	3,656	3,636	923
Weighted-average shares outstanding - diluted	3,647	3,656	3,636	923

(1) Audited consolidated financial statements and notes for the year ended December 31, 2017 is available within our 2017 Annual Report on Form 10-K.

(2) Preferred stock dividend for the fourth quarter of 2017 of $0.46875, which was pro-rated to $0.3542 per share to reflect the period commencing October 25, 2017 (original issue date) and ending December 31, 2017, was declared in December 2017 and paid in January 2018.

1Q 2018 Supplemental

Plymouth Industrial REIT, Inc.
Same Store Net Operating Income (NOI)

Unaudited (in thousands)

Trailing four quarter same store NOI	Three Months Ended
	3/31/2018	12/31/2017	9/30/2017	6/30/2017
Same store properties	20	20	20	20

Revenues:
Rental income	$ 3,455	$ 3,626	$ 3,644	$ 3,650
Tenant recoveries	1,382	1,334	1,392	1,376
Total operating revenues	$ 4,837	$ 4,960	$ 5,036	$ 5,026

Property expenses	$ 1,815	$ 2,031	$ 1,606	$ 1,516

Same store net operating income	$ 3,022	$ 2,929	$ 3,430	$ 3,510

Trailing two quarter same store NOI	Three Months Ended
	3/31/2018	12/31/2017
Same store properties	30	30

Revenues:
Rental income	$ 5,166	$ 5,324
Tenant recoveries	1,846	1,739
Total operating revenues	$ 7,012	$ 7,063

Property expenses	$ 2,737	$ 2,755

Same store net operating income	$ 4,275	$ 4,308

1Q 2018 Supplemental

Plymouth Industrial REIT, Inc.
NOI

Unaudited (in thousands)

	Three Months Ended
	3/31/2018	12/31/2017	9/30/2017	6/30/2017

Net loss	$ (4,473)	$ (4,913)	$ (2,839)	$ (3,368)

General and administrative	1,373	2,031	1,224	1,209
Acquisition expense	-	17	4	82
Interest expense	3,985	3,219	2,619	2,802
Depreciation and amortization	6,542	4,943	3,499	2,785
Other income	(450)	(9)	(224)	(1)

Net Operating Income	$ 6,977	$ 5,288	$ 4,283	$ 3,509

1Q 2018 Supplemental

Plymouth Industrial REIT, Inc.
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA)

Unaudited (in thousands)

	Three Months Ended
	3/31/2018	12/31/2017	9/30/2017	6/30/2017

Net loss	$ (4,473)	$ (4,913)	$ (2,839)	$ (1,159)

Depreciation and amortization	6,542	4,943	3,499	2,785
Interest expense	3,985	3,219	2,619	2,802

EBITDA	$ 6,054	$ 3,249	$ 3,279	$ 4,428

1Q 2018 Supplemental

Plymouth Industrial REIT, Inc.
Funds from Operations (FFO) & Adjusted Funds from Operations (AFFO)

Unaudited (in thousands, except per-share amounts)

	Three Months Ended
	3/31/2018	12/31/2017	9/30/2017	6/30/2017

Net loss	$ (4,473)	$ (4,913)	$ (2,839)	$ (3,368)

Depreciation and amortization	6,542	4,943	3,499	2,785
Gain on disposition of equity investment	-	(8)	(223)	-

FFO	$ 2,069	$ 22	$ 437	$ (583)

Preferred stock dividend	(956)	(723)	-	-
FFO attributable to common stockholders and unit holders	$ 1,113	$ (701)	$ 437	$ (583)

Deferred finance fee amortization	386	259	202	171
Acquisition costs	-	17	-	86
Non-cash interest expense	247	900	565	200
Stock compensation	200	192	207	36
Straight line rent	(357)	(82)	(32)	(32)
Above/below market lease rents	(411)	(168)	(89)	(83)
Recurring capital expenditures (1)	(992)	(227)	(63)	(189)
AFFO	$ 186	$ 190	$ 1,227	$ (394)

Weighted average common shares and units outstanding (2)	4,069	4,077	3,883	923

FFO attributable to common stockholders and unit holders per share (2)	$ 0.27	$ (0.17)	$ 0.11	$ (0.63)

AFFO attributable to common stockholders and unit holders per share (2)	$ 0.05	$ 0.05	$ 0.32	$ (0.43)

(1) Excludes non-recurring capital expenditures of $373, $819, $440 and $13 for the three months ending March 31, 2018, December 31, September 30, June 30, 2017 , respectively.

(2) Basic and diluted weighted average shares are equal

1Q 2018 Supplemental

Plymouth Industrial REIT, Inc.
Debt Overview

Unaudited ($ in thousands) at 3/31/2018
Debt Instrument - Secured Bank Facility	Maturity	Rate	Rate Type	Balance	% of Total Debt
$45 million line of credit	August-22	4.49%(1)	Floating	$ 23,325	9.2%
$120 million AIG Loan (4)	October-23	4.08%	Fixed	$ 120,000	47.4%
$79.8 million MWG Loan (5)	November-19	4.92% (2)	Floating	$ 79,800	31.5%
$30 million Mezzanine Loan	October-23	7%/8% (3)	Fixed	$ 30,000	11.9%
				$ 253,125	100.0%

Balance Sheet ($ in thousands) at 3/31/2018
Cash	$ 13,097
Gross Assets (3)	$ 362,686
Total Debt	$ 253,125
Net Debt	$ 240,028

(1) Interest rate paid for the month of March 31, 2018. Borrowings under the Line of Credit Agreement bear interest at either (1) the base rate (determined from the highest of (a) KeyBank’s prime rate, (b) the federal funds rate plus 0.50% and (c) the one month LIBOR rate plus 1.0%) or (2) LIBOR, plus, in either case, a spread between 250 and 300 basis points depending on our total leverage ratio.
(2) Interest rate paid for the month of March 31, 2018. Interest for the first year at a rate per annum equal to LIBOR plus 3.10% and for the second year at a rate per annum equal to LIBOR plus 3.35%.
(3) Pay rate of 7%, additional accrual rate of 8%. Loan is secured by a portfolio of 20 properties held within the Plymouth 20 LLC
(4) The carrying amount of total assets plus accumulated depreciation and amortization, as reported in the Company's consolidated financial statements.
(5) Loan is secured by a portfolio of 20 properties held within the Plymouth 20 LLC
(6) Loan is secured by a portfolio of 15 properties held within the Plymouth MWG Holdings LLC

1Q 2018 Supplemental

Plymouth Industrial REIT, Inc.
Property Overview - Square Feet & Occupancy

Unaudited ($ in thousands) at 3/31/18

Property	Market	Rentable Square Feet	Leased Square Feet	Occupancy
32 Dart Road	Atlanta	194,800	194,800	100.0%
1665 Dogwood Drive SW	Atlanta	198,000	198,000	100.0%
1715 Dogwood Drive	Atlanta	100,000	100,000	100.0%
11236 Harland Drive	Atlanta	32,361	32,361	100.0%
Subtotal - Atlanta		525,161	525,161	100.0%
3940 Stern Avenue	Chicago	146,798	146,798	100.0%
1875 Holmes Road	Chicago	134,415	134,415	100.0%
1355 Holmes Road	Chicago	82,456	82,456	100.0%
2401 Commerce Drive	Chicago	78,574	78,574	100.0%
189 Seegers Road	Chicago	25,000	25,000	100.0%
11351 W. 183rd Street	Chicago	18,768	18,768	100.0%
7200 Mason Ave	Chicago	207,345	207,345	100.0%
6000 West 73rd Street	Chicago	148,091	148,091	100.0%
6510 West 73rd Street	Chicago	306,552	306,552	100.0%
6558 West 73rd Street	Chicago	301,000	301,000	100.0%
6751 Sayre Avenue	Chicago	242,690	242,690	100.0%
11601 Central Avenue	Chicago	260,000	260,000	100.0%
13040 South Pulaski Avenue	Chicago	395,466	395,466	100.0%
1796 Sherwin Avenue	Chicago	45,139	45,139	100.0%
1455-1645 Greenleaf Avenue	Chicago	203,740	203,740	100.0%
28160 North Keith Drive	Chicago	77,924	77,924	100.0%
13970 West Laurel Drive	Chicago	70,196	70,196	100.0%
3841-3865 Swanson Court	Chicago	99,625	99,625	100.0%
1750 South Lincoln Drive	Chicago	499,200	499,200	100.0%
525 West Marquette Avenue	Milwaukee	112,144	112,144	100.0%
5110 South 6th Street	Milwaukee	58,500	-	0.0%
440 South McLean Boulevard	Chicago	74,613	74,613	100.0%
Subtotal - Chicago		3,588,236	3,529,736	98.4%
Mosteller Distribution Center	Cincinnati	358,386	358,386	100.0%
4115 Thunderbird Lane	Cincinnati	70,000	70,000	100.0%
Subtotal - Cincinnati		428,386	428,386	100.0%
3500 Southwest Boulevard	Columbus	527,127	-	0.0%
3100 Creekside Parkway	Columbus	340,000	340,000	100.0%
8288 Green Meadows Dr.	Columbus	300,000	300,000	100.0%
8273 Green Meadows Dr.	Columbus	77,271	77,271	100.0%
7001 American Pkwy	Columbus	54,100	54,100	100.0%
2120 - 2138 New World Drive	Columbus	121,200	121,200	100.0%
Subtotal - Columbus		1,419,698	892,571	62.9%
3035 North Shadeland Ave	Indianapolis	564,911	537,497	95.1%
3169 North Shadeland Ave	Indianapolis	41,960	41,960	100.0%
5861 W Cleveland Road	South Bend	62,550	62,550	100.0%
West Brick Road	South Bend	101,450	101,450	100.0%
4491 N Mayflower Road	South Bend	77,000	77,000	100.0%
5855 West Carbonmill Road	South Bend	198,000	198,000	100.0%
4955 Ameritech Drive	South Bend	228,000	228,000	100.0%
Subtotal - Indianapolis/South Bend		1,273,871	1,246,457	97.8%
6005, 6045 & 6075 Shelby Dr.	Memphis	202,303	167,470	82.8%
210 American Dr.	Jackson	638,400	638,400	100.0%
3635 Knight Road	Memphis	131,904	131,904	100.0%
Business Park Drive	Memphis	235,006	128,457	54.7%
Subtotal - Memphis/Jackson		1,207,613	1,066,231	88.3%
7585 Empire Drive	Florence, KY	148,415	148,415	100.0%
56 Milliken Road	Portland, ME	200,625	200,625	100.0%
4 East Stow Road	Marlton, NJ	156,279	129,958	83.2%
1755 Enterprise Parkway	Cleveland, OH	255,570	234,370	91.7%
Subtotal - Others		760,889	713,368	93.8%
Total - All Properties		9,203,854	8,401,910	91.3%

1Q 2018 Supplemental

Plymouth Industrial REIT, Inc.
Market Summary

Unaudited (SF and $ in thousands) (at 3/31/2018)

Geography	State	Properties	Total Acquisition Cost (1)	Gross Real Estate Assets (2)	% Gross Real Estate Assets
Atlanta	GA	4	$ 17,045	$ 15,655	5.2%
Chicago	IL, WI	22	137,244	127,656	41.9%
Cincinnati	OH	2	14,900	13,349	4.4%
Columbus	OH	6	50,982	47,575	15.7%
Indianapolis/South Bend	IN	7	43,450	38,358	12.6%
Memphis/Jackson	TN	4	31,608	26,240	8.6%
Other	Various	4	39,000	35,139	11.6%
Total		49	$ 334,229	$ 303,972	100%

Total Acquisition cost by Geography

17,045
137,244
14,900
50,982
43,450
31,608
39,000
1 Atlanta
2 Chicago
3 Cincinnati
4 Columbus
5 Indianapolis
6 Memphis
7 Other

(1) Total acquisition cost prior to allocations per US GAAP.
(2) The gross book value of real estate assets as of March 31, 2018 excluding $255 in leasehold improvements related to our Corporate office. Gross book value of real estate assets excludes depreciation and the allocation of the acquisition cost towards intangible asset and liabilities required by US GAAP.

1Q 2018 Supplemental

Plymouth Industrial REIT, Inc.
Leasing Activity

Year	Type	Square Footage	Percent	Expiring Rent	New Rent	% Change	Tenant Improvements $/SF/YR	Lease Commissions $/SF/YR

2017	Renewals	234,679	84.1%	$ 4.25	$ 4.51	6.2%	$ 0.07	$ 0.13
	New Leases	44,268	15.9%	$ 2.16	$ 3.00	38.7%	$ 0.41	$ 0.27
	Total	278,947	100.0%	$ 3.92	$ 4.27	9.1%	$ 0.13	$ 0.15

2018	Renewals	146,798	84.4%	$ 4.25	$ 4.30	1.2%	$ -	$ 0.04
	New Leases	27,046	15.6%	$ 1.96	$ 4.52	130.4%	$ 0.20	$ 0.22
	Total	173,844	100.0%	$ 3.89	$ 4.33	11.3%	$ 0.03	$ 0.07

Total	Renewals	381,477	84.3%	$ 4.25	$ 4.43	4.3%	$ 0.04	$ 0.10
	New Leases	71,314	15.7%	$ 2.08	$ 3.57	71.4%	$ 0.33	$ 0.25
	Total	452,791	100%	$ 3.91	$ 4.29	9.9%	$ 0.09	$ 0.12

1Q 2018 Supplemental

Plymouth Industrial REIT, Inc.
Lease Expiration Schedule

Unaudited ($ in thousands) (at 3/31/2018)

Year	Square Footage	Annualized Base Rent (ABR) (1)	% of ABR Expiring (2)
Available	801,944	$ —	—
2018	1,501,482	5,758	18.9%
2019	977,566	3,656	12.0%
2020	1,594,282	5,421	17.8%
2021	1,936,668	7,338	24.0%
2022	568,786	2,325	7.6%
Thereafter	1,823,126	6,025	19.7%
Total	9,203,854	$ 30,523	100.0%

Percent of ABR Expiring
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
18.9%
12.0%
17.8%
24.0%
7.6%
19.7%
Available
2018
2019
2020
2021
2022
Thereafter

(1) Annualized base rent is calculated as monthly contracted base rent per the terms of such lease, as of March 31, 2018, multiplied by 12. Excludes billboard and antenna revenue and rent abatements.
(2) Calculated as annualized base rent set forth in this table divided by total annualized base rent for the Company Portfolio as of March 31, 2018.

1Q 2018 Supplemental

Plymouth Industrial REIT, Inc.
Glossary

Adjusted Funds From Operations attributable to common stockholders (“AFFO”): Adjusted funds from operation, or AFFO, is presented in addition to FFO. AFFO is defined as FFO, excluding certain non-cash operating revenues and expenses, acquisition and transaction related costs for transactions not completed and recurring capitalized expenditures. Recurring capitalized expenditures includes expenditures required to maintain and re-tenant our properties, tenant improvements and leasing commissions. AFFO further adjusts FFO for certain other non-cash items, including the amortization or accretion of above or below market rents included in revenues, straight line rent adjustments, impairment losses, non-cash equity compensation and non-cash interest expense. We believe AFFO provides a useful supplemental measure of our operating performance because it provides a consistent comparison of our operating performance across time periods that is comparable for each type of real estate investment and is consistent with management’s analysis of the operating performance of our properties. As a result, we believe that the use of AFFO, together with the required GAAP presentations, provide a more complete understanding of our operating performance. As with FFO, our reported AFFO may not be comparable to other REITs’ AFFO, should not be used as a measure of our liquidity, and is not indicative of our funds available for our cash needs, including our ability to pay dividends.
EBITDA: We believe that earnings before interest, taxes, depreciation and amortization, or EBITDA, is helpful to investors as a supplemental measure of our operating performance as a real estate company because it is a direct measure of the actual operating results of our industrial properties. We also use this measure in ratios to compare our performance to that of our industry peers. EBITDA as presented herein is equal to EBITDAre as defined by NAREIT.
Funds From Operations attributable to common stockholders (“FFO”): Funds from operations, or FFO, is a non-GAAP financial measure that is widely recognized as a measure of REIT operating performance. We consider FFO to be an appropriate supplemental measure of our operating performance as it is based on a net income analysis of property portfolio performance that excludes non-cash items such as depreciation. The historical accounting convention used for real estate assets requires straight-line depreciation of buildings and improvements, which implies that the value of real estate assets diminishes predictably over time. Since real estate values rise and fall with market conditions, presentations of operating results for a REIT, using historical accounting for depreciation, could be less informative. We define FFO, consistent with the National Association of Real Estate Investment Trusts, or NAREIT, definition, as net income, computed in accordance with GAAP, excluding gains (or losses) from sales of property, depreciation and amortization of real estate assets, impairment losses and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect FFO on the same basis. Other equity REITs may not calculate FFO (in accordance with the NAREIT definition) as we do, and, accordingly, our FFO may not be comparable to such other REITs’ FFO. FFO should not be used as a measure of our liquidity, and is not indicative of funds available for our cash needs, including our ability to pay dividends.
GAAP: U.S generally accepted accounting principles.

Gross Assets: the carrying amount of total assets plus accumulated depreciation and amortization, as reported in the Company’s consolidated financial statements. For gross assets as of March 31, 2018 and December 31, 2017, the calculation is as follows:

3/31/2018
Total Assets	$319,077
Add back depreciation expense	28,828
Add back intangible asset amortization	14,781
Gross assets	$362,686

Net Operating Income (NOI): We consider net operating income, or NOI, to be an appropriate supplemental measure to net income because it helps both investors and management understand the core operations of our properties. We define NOI as total revenue (including rental revenue, tenant reimbursements, management, leasing and development services revenue and other income) less property-level operating expenses including allocated overhead. NOI excludes depreciation and amortization, general and administrative expenses, impairments, gain/loss on sale of real estate, interest expense, and other non-operating items.
Non-Recurring Capital Expenditures: Non-recurring capital expenditures include capital expenditures of long lived improvements required to upgrade/replace existing systems or items that previously did not exist.
Occupancy: We define occupany as the percentage of total leasable square footage in which either the sooner of lease term commencement or revenue recognition in accordance to GAAP has commenced as of the close of the reporting period.
Recurring Capital Expenditures: Recurring capitalized expenditures includes capital expenditures required to maintain and re-tenant our properties, tenant improvements and leasing commissions.
Same Store Portfolio: Our Same Property Portfolio is a subset of our consolidated portfolio and includes properties that were wholly-owned by us for the entire period presented. The trailing 4 quarters same store portfolio includes properties owned as of January 1, 2017, and still owned by us as of March 31, 2018. Therefore, we excluded from our Same Store Portfolio any properties that were acquired or sold during the period from January 1, 2017 through March 31, 2018. The trailing 2 quarters same store portfolio includes properties owned as of October 1, 2017, and still owned by us as of March 31, 2018. Therefore, we excluded from our Same Store Portfolio any properties that were acquired or sold during the period from October 1, 2017 through March 31, 2018. The Company's computation of same store NOI may not be comparable to other REITs.
Weighted average lease term remaining: The average contractual lease term remaining as of the close of the reporting period (in years) weighted by square footage.

1Q 2018 Supplemental